UNITED STATES

  SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2018 (June 27, 2018)

Travelport Worldwide Limited
(Exact Name of Registrant As Specified In Its Charter)

Bermuda	001-36640	98-0505105
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Axis One, Axis Park

Langley, Berkshire, SL3 8AG, United Kingdom

(Address of Principal Executive Offices, including Zip Code)

+44-1753-288-000
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 27, 2018, Travelport Worldwide Limited (the “Company”) held its 2018 Annual General Meeting of Shareholders (the “Annual Meeting”). As of April 17, 2018, the Company’s record date for the Annual Meeting, there were a total of 126,018,028 common shares outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 111,491,653 common shares were represented in person or by proxy and, therefore, a quorum was present.

The matters voted upon were (1) the re-election of Douglas M. Steenland, Elizabeth L. Buse, Steven R. Chambers, Michael J. Durham, Scott E. Forbes, Douglas A. Hacker, John B. Smith and Gordon A. Wilson as directors of the Company, with terms of one year, expiring at the 2019 annual general meeting of shareholders, (2) the appointment of Deloitte LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018 and the authorization of the Audit Committee of the Board of Directors (the “Board”) to determine the independent auditors’ remuneration and (3) to provide, on a non-binding advisory basis, approval of the compensation of the Company’s named executive officers. The final results for each proposal presented to shareholders at the Annual Meeting are set forth below:

1.	Election of Directors:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Douglas M. Steenland	99,155,136	2,036,216	756,480	9,543,821
Elizabeth L. Buse	101,003,577	414,161	530,094	9,543,821
Steven R. Chambers	101,223,157	192,464	532,211	9,543,821
Michael J. Durham	100,752,185	663,676	531,971	9,543,821
Scott E. Forbes	99,678,120	1,737,742	531,970	9,543,821
Douglas A. Hacker	100,094,965	1,320,898	531,969	9,543,821
John B. Smith	101,157,527	258,092	532,213	9,543,821
Gordon A. Wilson	101,180,438	230,486	536,908	9,543,821

2.	Appointment of Deloitte LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018 and to authorize the Audit Committee of the Board of Directors to determine the independent auditors’ remuneration:

FOR	AGAINST	ABSTAIN

109,531,855	1,396,936	562,862

3.	Non-binding approval of the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

100,790,143	622,931	534,758	9,543,821

No other matters were considered and voted on by the Company’s shareholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT WORLDWIDE LIMITED

/s/ Rochelle J. Boas
Rochelle J. Boas Senior Vice President and Corporate Secretary
Date: June 29, 2018